Exhibit 99.2 First Quarter FY 2021 Results August 6th, 2020

Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, EPS, G&A and free cash flow; the Company’s ability to adapt to and perform well in the current changing environment, including ensuring the health and safety of employees and maintain business continuity; anticipated inventory reductions; the Company’s ability to manage liquidity, reduce debt and create shareholder value; the expected market share and consumption trends for the Company’s brands, including as a result of the COVID-19 pandemic; and the Company’s disciplined capital allocation strategy. Words such as “trend,” “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic, including on economic and business conditions, government actions, consumer trends, retail management initiatives, and disruptions to the distribution and supply chain; regulatory matters; competitive pressures; unexpected costs or liabilities; the financial condition of our suppliers and customers; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2020. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our August 6, 2020 earnings release in the “About Non-GAAP Financial Measures” section. FIRST QUARTER FY 21 RESULTS 2

Agenda for Today’s Discussion I. Strategic Priorities II. Financial Overview III. Performance Highlights IV.FY 21 Outlook FIRST QUARTER FY 21 RESULTS 3

I. Strategic Priorities FIRST QUARTER FY 21 RESULTS

Strategy in Place for Value Creation ◼ Providing consumers with the brands they know and trust Long-Term Strategy ◼ Strategy and tactics performing well in disrupted environment ◼ Robust continuity plans in the supply chain are working Business Continuity ◼ Investing in inventory has paid off in a challenged supply environment ◼ Pivoted marketing efforts to optimize growth and profitability in current environment Agile Marketing ◼ Benefited from investments in winning channels wherever consumers shop Financial Profile & ◼ Solid financial profile and cash flow generation Cash Flow ◼ Accelerated deleveraging in Q1 Strategic Priorities Remain Intact FIRST QUARTER FY 21 RESULTS 5

II. Financial Overview FIRST QUARTER FY 21 RESULTS

Q1 FY 21 Performance Highlights (0.6%) Revenue of $229.4 million, down slightly vs. PY on an organic basis(1) $229.4 $230.8 12.1% $87.6 $78.1 Solid EBITDA(3) growth of 12.1% due to agile and disciplined financial management 32.0% $0.86 $0.65 EPS of $0.86, up 32.0% vs. PY, validating capital Organic Revenue (1) EBITDA(3) EPS allocation strategy Q1 FY 21 Q1 FY 20 Dollar values in millions, except per share data. FIRST QUARTER FY 21 RESULTS 7

FY 21 First Quarter Consolidated Financial Summary 3 Months Ended Comments ◼ Organic Revenue(1) down slightly vs. PY Q1 FY 21 Q1 FY 20 % Chg Total Revenue $ 229.4 $ 232.2 (1.2%) – Consumption impacted by certain category Gross Margin 133.9 134.1 (0.1%) headwinds related to COVID-19 % Margin 58.4% 57.7% – Triple digit eCommerce growth as consumers A&M 27.8 34.8 (20.3%) continue to shift online % Total Revenue 12.1% 15.0% G&A 19.9 21.7 (8.2%) – Retailer inventory replenishment efforts benefited % Total Revenue 8.7% 9.3% revenue growth, as expected D&A 6.1 6.1 (0.1%) ◼ Gross Margin of 58.4%, up ~70 bps vs. PY Operating Income $ 80.1 $ 71.5 12.1% ◼ % Margin 34.9% 30.8% A&M of 12.1% of Revenue Earnings Per Share $ 0.86 $ 0.65 32.0% – Impacted by changes to marketing programs in (3) EBITDA $ 87.6 $ 78.1 12.1% response to evolving consumer behavior % Margin 38.2% 33.7% ◼ G&A dollars down in Q1 vs. PY ◼ EPS up 32.0% from Q1 FY 20 Dollar values in millions, except per share data FIRST QUARTER FY 21 RESULTS 8

Industry Leading Free Cash Flow Trends Free Cash Flow Comments Q1 FY 21 Q1 FY 20 ◼ Q1 Free Cash Flow(3) of $72.6 million up 42.9% vs. 42.9% PY – Benefited from retailer replenishment efforts $72.6 – Anticipate Q2 Free Cash Flow(3) below PY, expect total H1 above PY $50.8 ◼ Net Debt at June 30 of $1.6 billion(3); leverage ratio(4) of 4.4x at end of Q1 – $111 million debt paydown in Q1 – Over $100 million remaining availability on existing credit lines as of June 30 Free Cash Flow(3) Dollar values in millions FIRST QUARTER FY 21 RESULTS 9

III. Performance Highlights FIRST QUARTER FY 21 RESULTS

Strong Performance through Recent Uncertainty Workforce Supply Base Service Prioritized health & Worked closely with Brands remain safety while staffing suppliers to ensure largely in-stock and appropriately uninterrupted supply well-positioned at key retailers FIRST QUARTER FY 21 RESULTS 11

Adapting Portfolio to Shifts from Pandemic in Real-Time Lower Opportunity Higher Opportunity Various activities Convenience channel Increased focus on Benefit of eCommerce impacted by disruption leading to self-care and hygiene investments as online COVID-19, resulting in fewer incremental at home shift continues lower use occasions purchases FIRST QUARTER FY 21 RESULTS 12

Agile Marketing Strategy to Optimize Portfolio Growth ◼ 3 ways to treat warts at home ◼ Brighten & Whiten ◼ Reallocated event/sponsor spend to digital ◼ 70% who click are new to brand ◼ Click-through rate higher than Google norm ◼ Timely messaging around innovation Marketing Initiatives Aimed at Shifting Consumer Habits FIRST QUARTER FY 21 RESULTS 13

Realizing Benefits of Early eCommerce Investments eCommerce as a % Retail Sales 35%+ exercising at home more often +156% Driving consumers to go beyond ◼ Growing eCommerce trend continued into brushing Q1; accounts for 10%+ of retail sales – Robust growth across all eCommerce partners Monthly site ◼ Long-term focus and heavy investment on eCommerce channel paying dividends visits up 2x versus 2019 ◼ Many brands in portfolio hold market share at or above offline channels FIRST QUARTER FY 21 RESULTS 14

IV. FY 21 Outlook FIRST QUARTER FY 21 RESULTS

Outlook: Staying the Strategic Course to Create Value ◼ Business and strategy remain well-positioned to weather changing environment ◼ Market share largely stable but certain category trends impacted by COVID-19 Top Line Trends ◼ Anticipate inventory reductions in certain channels ◼ Expect international consumption to be affected by consumer pandemic behavior ◼ Anticipate Q2 Reported Revenue of $225 million or higher ◼ Anticipate Q2 EPS of $0.70 or more EPS ◼ G&A to decline vs. PY owing to focused cost management ◼ Anticipate lower Q2 Free Cash Flow(3) versus prior year due to timing Free Cash Flow & ◼ Expect total H1 above PY Allocation ◼ Continue to execute disciplined capital allocation strategy ◼ Proactively managing liquidity and remain focused on debt reduction FIRST QUARTER FY 21 RESULTS 16

Q&A FIRST QUARTER FY 21 RESULTS

Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated August 6, 2020 in the “About Non-GAAP Financial Measures” section. (2) Total company consumption is based on domestic IRI multi-outlet + C-Store retail sales for the period ending June 14, 2020, retail sales from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) EBITDA, EBITDA Margin, Free Cash Flow and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated August 6, 2020 in the “About Non-GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. FIRST QUARTER FY 21 RESULTS 18

Reconciliation Schedules Organic Revenue Growth Three Months Ended June 30, Year Ended March 31, 2020 2019 (In Thousands) GAAP Total Revenues $ 229,394 $ 232,154 Revenue Change (1.2%) Adjustments: Impact of foreign currency exchange rates - (1,353) Total adjustments $ - $ (1,353) Non-GAAP Organic Revenues $ 229,394 $ 230,801 Non-GAAP Organic Revenue Change (0.6%) EBITDA Free Cash Flow Three Months Ended June 30, Year Ended March 31, 2020 2019 Three Months Ended June 30, (In Thousands)Year Ended March 31, 2020 2019 GAAP Net Income $ 43,706 $ 33,925 (In Thousands) Adjustments: GAAP Net Income $ 43,706 $ 33,925 Adjustments to reconcile net income to net Interest expense, net 21,941 25,020 cash provided by operating activities as shown in Provision for income taxes 14,462 12,125 the Statement of Cash Flows 18,401 14,857 Depreciation and amortization 7,467 7,061 Changes in operating assets and liabilities as shown in the Statement of Cash Flows 13,047 3,995 Non-GAAP EBITDA 87,576 78,131 Total adjustments 31,448 18,852 Non-GAAP EBITDA Margin 38.2% 33.7% GAAP Net cash provided by operating activities 75,154 52,777 Purchase of property and equipment (2,553) (1,956) Non-GAAP Free Cash Flow 72,601 50,821 FIRST QUARTER FY 21 RESULTS 19